UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): July 27, 2022

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of Principal Executive Offices)                           (Zip Code)

508 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2022, Boston Scientific Corporation (the "Company") issued a press release announcing financial results for the second quarter ended June 30, 2022. A copy of the release is furnished with this report as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.        Description

99.1            Press Release issued by Boston Scientific Corporation dated July 27, 2022

104            Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2022	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan J. Thompson
Susan J. Thompson
Vice President, Chief Corporate Counsel, and Assistant Secretary